Baoan Acquisition (Tables)	12 Months Ended
Dec. 31, 2013
Estimated Aggregate Fair Values of Assets Acquired and Liabilities Assumed

The following table summarizes the estimated aggregate fair values of the assets acquired and liabilities assumed as of the date of acquisition:

US$

Cash and cash equivalents	3,169
Prepayments and other current assets	1,800
Property and equipment, net	140,231
Deferred tax assets, non-current	1,093

Total identifiable assets acquired	146,293

Accrued expenses and other liabilities	(1,290)
Other non-current liabilities	(919)
Deferred tax liabilities, non-current	(16,368)

Total liabilities assumed	(18,577)

Net identifiable assets acquired	127,716
Gain on bargain purchase	(102)

Total consideration	127,614

Pro Forma Information of Results of Operations

The following unaudited pro forma information summarizes the results of operations of the Group for the years ended December 31 2012 and 2013, as if the BaoAn Acquisition had been completed on January 1, 2012. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place on the date indicated and may not be indicative of future operating results. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable.

	For the Years Ended December 31,
	2012	2013
	US$	US$
Pro forma total revenues	430,258	637,379
Pro forma net income	149,495	298,376
Pro forma net income per ordinary share-basic	1.93	3.82
Pro forma net income per ordinary share-diluted	1.82	3.53